                                                                   Exhibit 10.23


                                LICENSE AGREEMENT


         THIS LICENSE AGREEMENT (the "AGREEMENT") is entered into effect as of August 4, 2000 (the "EFFECTIVE DATE"), by and between SB OPERATINGCO, INC., a Delaware corporation ("SUREBEAM"), and THE TITAN CORPORATION a Delaware corporation ("LICENSEE").

                                    RECITALS

         WHEREAS, SureBeam is the owner, licensee or holder of certain Patent Rights (as defined in EXHIBIT A) and Other Intellectual Property (as defined in EXHIBIT A);

         WHEREAS, Licensee and SureBeam Corporation ("HOLDCO") are parties to a certain Contribution Agreement dated as of August 4, 2000 and HoldCo and SureBeam are parties to a certain Contribution Agreement dated as of August 4, 2000 (collectively, the "CONTRIBUTION AGREEMENTS") whereby Licensee contributed certain of its assets and liabilities (the "TITAN ASSETS") to HoldCo and thereafter HoldCo contributed the Titan Assets to SureBeam;

         WHEREAS, the parties hereto intend that as a part of such contributions, this Agreement shall become effective upon and simultaneously with the Contribution Agreements; and

         WHEREAS, Licensee desires to retain a fully-paid exclusive license to practice the inventions covered by the Patent Rights and any Improvements (as defined in EXHIBIT A) and Other Intellectual Property for medical sterilization applications in the Territory (as defined in EXHIBIT A).

         NOW THEREFORE, in consideration of the foregoing premises and the covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1

                                 GRANT OF RIGHTS

         1.1 GRANT TO LICENSEE. Except as otherwise set forth in this Article, SureBeam hereby grants to Licensee an exclusive, fully paid, royalty-free, perpetual license in the Territory under the Patent Rights and Improvements and Other Intellectual Property to develop, use, offer for sale, sell and import any Licensed Products (as defined in EXHIBIT A) for medical sterilization applications.

         1.2 LICENSOR CONSENT. Notwithstanding any rights granted or retained under Section 1.1 above, Licensee shall be prohibited from sublicensing any rights granted hereunder, whether through one or multiple tiers of sublicense, and shall have no right to make or have made any Licensed Products in the Territory, without the prior written consent of SureBeam.


                                       1.

                                   ARTICLE 2

                                  IMPROVEMENTS

         2.1 NOTICE OF IMPROVEMENTS. The parties hereto acknowledge that each of them intends over the course of this License to continue to develop and improve upon the Patent Rights, for food or medical sterilization purposes as the case may be, and that such continued development of and improvements to the technology licensed hereunder is in their mutual best interests. As good and valuable consideration for the continued mutual exchange of such Improvements, the receipt of which is hereby acknowledged, each party agrees to promptly provide the other with notice of any Improvement conceived, discovered or developed by such party, such notice being of sufficient detail to allow the other party to evaluate the scientific and economic aspects of the Improvement.

                                   ARTICLE 3

                        OWNERSHIP; INTELLECTUAL PROPERTY

         3.1 TITLE. SureBeam shall use its best efforts to preserve and maintain full ownership and title to and in the Patent Rights and Improvements and Other Intellectual Property. Licensee hereby irrevocably assigns to SureBeam all of its right, title and interest in and to any Improvements and intellectual property rights therein.

         3.2 FILING, PROSECUTION AND MAINTENANCE OF PATENT APPLICATIONS. SureBeam shall be responsible for the preparation, filing, prosecution and maintenance of the Patent Rights and any Other Intellectual Property. SureBeam and Licensee shall consult and cooperate on the exercise of any such rights, obligations and duties. Subject to the foregoing, the parties shall allocate the rights, obligations and duties regarding the prosecution and maintenance of such patents and patent applications and other proprietary rights among themselves as follow:

                  (a) Licensee shall have the right to reasonably approve any outside counsel selected by SureBeam with respect to preparation, filing, prosecution and maintenance of Patent Rights and Other Intellectual Property. SureBeam and Licensee will keep each other and their respective counsel advised of the status of such preparation, filing, prosecution and maintenance and shall provide each other and such counsel with copies of all official communications, amendments and responses with respect to the patent applications and patents included in the Patent Rights and the Other Intellectual Property. All such official communications received by either SureBeam or Licensee shall be provided promptly to the other, and proposed responses and amendments shall be provided by SureBeam to Licensee for Licensee's review sufficiently prior to filing to allow for review and comment by Licensee; provided that Licensee's responses will be provided in a timely fashion. SureBeam will use all reasonable efforts to implement reasonable requests by Licensee with respect to the foregoing.

                  (b) Licensee shall pay for one-half of all Patent Costs during the term of this Agreement. "PATENT COSTS" as used in this Agreement shall mean out-of-pocket expenses incurred by SureBeam in connection with the preparation, filing, prosecution and maintenance of patent applications and patents included within the Patent Rights and any other proprietary rights


                                       2.

included within the Other Intellectual Property, including the fees and expenses of attorneys and patent agents retained by SureBeam and filing fees and maintenance fees (including, but not limited to, license payments or fees).

                  (c) Licensee will cooperate with SureBeam in the preparation, filing and maintenance and prosecution of the patent applications and patents included in the Patent Rights and any other proprietary rights included within the Other Intellectual Property by disclosing such information as may be useful, necessary, or appropriate, including, without limitation, by promptly executing such documents as SureBeam may reasonably request to effect such efforts.

                  (d) If SureBeam decides, at any time, not to file or maintain a patent application or patent within the Patent Rights or any other proprietary right within the Other Intellectual Property, then Licensee shall have the right, but not the obligation, to file and maintain such application or patent at its own expense.

         3.3 PATENT AND OTHER INTELLECTUAL PROPERTY ENFORCEMENT. The parties shall allocate the rights, obligations and duties regarding the enforcement of patents and patent applications within the Patent Rights and other proprietary rights within the Other Intellectual Property among themselves as follow:

                  (a) If either party becomes aware of the infringement of any Patent Rights or Other Intellectual Property it shall promptly notify the other in writing, but in all events within thirty days and provide all relevant information known to such party.

                  (b) SureBeam shall be responsible for defending and enforcing the Patent Rights and Other Intellectual Property and shall pay all expenses related thereto. However, Licensee shall receive notice of and shall have the right, at its expense, to participate in the protection and defense of the Patent Rights or Other Intellectual Property. All recoveries, damages and awards resulting from such enforcement, after reimbursement of any outstanding litigation expenses incurred by SureBeam and Licensee, shall belong fifty percent to SureBeam and fifty percent to Licensee. Licensee agrees to cooperate reasonably in any such litigation initiated by SureBeam, including participating as a necessary party, supplying documentary evidence and making witnesses in Licensee's employment available.

                                   ARTICLE 4

                                 INDEMNIFICATION

         4.1 INDEMNIFICATION BY LICENSEE. Licensee agrees to indemnify SureBeam, its directors, officers, shareholders and employees and to hold such parties harmless from any action, claim, or liability, including without limitation liability for death, personal injury, and/or property damage, arising out of (i) the manufacture, use, sale or other disposition of Licensed Products by Licensee or its Affiliates or sublicensees, or (ii) the use of the Patent Rights or Improvements or Other Intellectual Property by Licensee or its Affiliates or sublicensees; provided, however, that such indemnification shall not apply to any claims resulting from the willful misconduct, negligence or fraud of SureBeam, its directors, officers, stockholders or employees.


                                       3.

         4.2 INDEMNIFICATION BY SUREBEAM. SureBeam agrees to indemnify Licensee, its directors, officers, shareholders and employees and to hold such parties harmless from any action, claim, or liability, including without limitation liability for death, personal injury, and/or property damage, arising out of (i) the manufacture, use, sale or other disposition of Licensed Products by SureBeam or its Affiliates or sublicensees, or (ii) the use of the Patent Rights or Improvements or Other Intellectual Property by SureBeam or its Affiliates or sublicensees; provided, however, that such indemnification shall not apply to any claims resulting from the willful misconduct, negligence or fraud of Licensee, its directors, officers, stockholders or employees.

         4.3 PROCEDURE. In the event of the assertion or commencement by any person of any claim or legal proceeding with respect to which a party (the "INDEMNIFYING PARTY") may become obligated to hold harmless, indemnify, compensate or reimburse any person entitled to indemnification pursuant to
Section 3.1 or 3.2, as applicable (the "INDEMNIFIED PARTY"), the Indemnifying Party shall defend such claim or legal proceeding, subject to the following:

                  (a) all reasonable expenses relating to the defense of such claim or legal proceeding shall be borne and paid exclusively by the Indemnifying Party;

                  (b) each Indemnified Party shall make available to the Indemnifying Party any documents and materials in its possession or control that may be necessary to the defense of such claim or legal proceeding; and

                  (c) The Indemnifying Party shall have the right to settle, adjust or compromise such claim or legal proceeding with the consent of the Indemnified Party, which will not unreasonably be withheld. Consent may not be withheld if the Indemnified Party receives, as part of the settlement or compromise, an unconditional release relating to such claim or legal proceeding.

         4.4 DISCLAIMER; LIMITATION OF LIABILITY. NEITHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE PATENT RIGHTS OR IMPROVEMENTS OR OTHER INTELLECTUAL PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

                                   ARTICLE 5

                                 CONFIDENTIALITY

         A party receiving or gaining access to Confidential Information, as defined below, of the other party will: (a) maintain in confidence such Confidential Information to the same extent the receiving party maintains its own proprietary information; (b) not disclose such Confidential


                                       4.

Information to any third party without prior written consent of the disclosing party, other than to Affiliates, employees, agents, consultants, permitted sublicensees and other representatives of the receiving solely to the extent necessary to accomplish the purposes of this Agreement, so long as such persons are under an obligation of confidentiality no less stringent than as set forth herein; and (c) not use such Confidential Information for any purpose, except
(i) as expressly authorized by this Agreement, or (ii) as required by law, rule, regulation or court order (provided that the disclosing party will use commercially reasonable efforts to obtain confidential treatment of any such information required to be disclosed). Each party will promptly notify the other party upon discovery of any unauthorized use or disclosure of the other party's Confidential Information.

                                   ARTICLE 6

                            MISCELLANEOUS PROVISIONS

         6.1 INDEPENDENT CONTRACTORS. In making and performing this Agreement, SureBeam and Licensee act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between SureBeam and Licensee. At no time shall one party make commitments or incur any charges or expenses for or in the name of the other party except as specifically provided herein.

         6.2 NO FIDUCIARY RELATIONSHIP. Nothing in this Agreement shall be interpreted to impose upon SureBeam any fiduciary duty to or fiduciary relationship with respect to Licensee or any of its directors, officers or stockholders.

         6.3 FURTHER ASSURANCE. Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

         6.4 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

         6.5 ASSIGNMENT; BINDING EFFECT. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld); PROVIDED, HOWEVER, that either party may assign this Agreement and its rights and obligations hereunder without the other party's consent (a) in connection with the transfer or sale of all or substantially all of the business of such party to which this Agreement relates to a third party, whether by merger, sale of stock, sale of assets or otherwise, or (b) to any Affiliate. Notwithstanding the foregoing, any such assignment to an Affiliate shall not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Section 6.5 shall be void.


                                       5.

         6.6 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered or certified mail (return receipt requested), by courier or express delivery service or by facsimile or other electronic transmission, with the original by mail) to the address or facsimile number set forth on the signature pages by the name of such party (or to such other address or facsimile number as such party shall have specified in a written notice given to the other party hereto).

         6.7 AMENDMENT. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each party.

         6.8 WAIVER. No provision of this Agreement, unless such provision otherwise provides, will be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party.

         6.9 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         6.10 ENTIRE AGREEMENT. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party hereto unless made in writing and signed by both parties hereto.

         6.11 OTHER AGREEMENTS. Except as expressly set forth in this Agreement, nothing in this Agreement shall limit any of the rights, remedies or obligations of the parties under any other agreement between SureBeam and Licensee.

         6.12 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of law).

         6.13 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         6.14     CONSTRUCTION.

                  (a) Headings of the Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.


                                       6.

                  (b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

                  (c) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

                  (d) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

                  (e) Except as otherwise indicated, all references in this Agreement to "Sections" are intended to refer to Sections of this Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       7.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement.

                                       SB OPERATINGCO, INC.
                                       a Delaware Corporation



                                       By: /s/ Kevin K. Claudio
                                          --------------------------------------
                                       Print Name: Kevin K. Claudio
                                                  ------------------------------
                                       Title:
                                             -----------------------------------

                                        3033 Science Park Road
                                        San Diego, California  92121-1199
                                        Attention:  Corporate Secretary





                                       THE TITAN CORPORATION
                                       a Delaware Corporation



                                       By: /s/ Nicholas J. Costanza
                                          --------------------------------------
                                       Print Name: Nicholas J. Costanza
                                                  ------------------------------
                                       Title:
                                             -----------------------------------

                                        3033 Science Park Road
                                        San Diego, California 92121-1199
                                        Attn: Corporate Secretary




                       [LICENSE AGREEMENT SIGNATURE PAGE]

                                    EXHIBIT A

                                   DEFINITIONS

         1. "Affiliate" means any entity that directly or indirectly Owns, is Owned by or is under common Ownership, with a party to this Agreement, where "Owns" or "Ownership" means direct or indirect possession of at least fifty percent of the outstanding voting securities of a corporation or ]a comparable equity interest in any other type of entity.

         2. "Confidential Information" means any proprietary information of a party, including information relating to the Patent Rights and Improvements and Other Intellectual Property, and any information relating to any discoveries, inventions, data, know-how, trade secrets, techniques, methods, materials, data, patent and legal data or descriptions, research project, work in process, future development, scientific, engineering, manufacturing, marketing, business plan, financial or personnel matter relating to such party, its present or future products, sales, suppliers, customers, employees, investors or business, whether in oral, written, graphic or electronic form. Notwithstanding the foregoing, Confidential Information will not include any information that the receiving party can prove by competent written evidence:

                  (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

                  (b) is known to, and may be used without restriction by, the receiving party at the time of receiving such information, as evidenced by its records;

                  (c) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure;

                  (d) is independently developed by the receiving party without the aid, application or use of proprietary information of the other party then subject to the confidentiality or use restrictions of this Agreement

         3. "Improvements" mean all inventions, data, know-how, methods, materials or discoveries, whether patentable or not, conceived, discovered or developed by employees or agents of SureBeam or Licensee, or their respective Affiliates, either directly or indirectly through use of Patent Rights or Other Intellectual Property.

         4. "Patent Rights" means SureBeam's rights, either by ownership, assignment or license with a right to sublicense, under the patents and patent applications listed on Exhibit A-1 hereto and any patents and patent applications claiming any Improvement. "Patent Rights" include, without limitation, all rights under patents and patent applications, and any and all patents issuing therefrom (including utility, model and design patents and certificates of invention), together with any and all substitutions, extensions (including supplemental protection certificates), registrations, confirmations, reissues, divisionals, continuations, continuations-in-part, re-examinations, renewals and foreign counterparts of the foregoing.

         5. "Licensed Products" means any product made with, from, using, practicing or incorporating all or any Patent Rights or Improvements or Other Intellectual Property.


                                      A-1.

         6. "Other Intellectual Property" means SureBeam's rights, either by ownership, assignment or license with a right to sublicense, under all trademarks, trade dress, service marks, tradenames and brand names, trade secrets, inventions, invention disclosures, mask-works and mask-work registrations, know-how, discoveries, designs, copyrights, copyright registrations and applications and works of authorship, in each case that are not covered by the Patent Rights but are related to or used in electronic pasteurization and food applications and also necessary or useful for medical sterilization applications and that exist as of the Effective Date or relate to any Improvement.

         7.       "Territory" means every country and territory worldwide.




                                      A-2.

                                   EXHIBIT A-1

                             SUREBEAM PATENT RIGHTS

                              UNITED STATES PATENTS


--------------------------------------------------------------------------------------------------------------------
                        TITLE OF PATENT                                PATENT NUMBER               ISSUE DATE
--------------------------------------------------------------------------------------------------------------------
Tunable Narrowband Spectrometer with Acousto-Optical Tunable             5,438,406                   8/1/95
Filter
--------------------------------------------------------------------------------------------------------------------
Tunable Spectrometer with Acousto-Optical Tunable Filter                 5,444,528                   8/22/95
--------------------------------------------------------------------------------------------------------------------
Article Carrier For Conveyor System                                      5,590,602                   1/7/97
--------------------------------------------------------------------------------------------------------------------
Article Irradiation System in Which Article-                             5,994,706                  11/30/99
Transporting Conveyor is Closely Encompassed
By Shielding Material
--------------------------------------------------------------------------------------------------------------------
Irradiation System Utilizing Conveyor Transported                        5,396,074                   3/7/95
Article Carriers
--------------------------------------------------------------------------------------------------------------------
Access Assignment in a DAMA Communication System                         5,197,125                   3/23/93
--------------------------------------------------------------------------------------------------------------------
Acquisition Of Carrier Phase and Symbol Timing                           5,544,200                   8/6/96
Through Point Estimation Of Phase and Timing
Adjustments
--------------------------------------------------------------------------------------------------------------------
Communication Signal Detection and Acquisition                           5,282,227                   1/25/94
--------------------------------------------------------------------------------------------------------------------
Conversion of Analog SignalInto I and Q Digital                          5,067,140                  11/19/91
Signals With Enhanced Image Rejection
--------------------------------------------------------------------------------------------------------------------



                        UNITED STATES PATENT APPLICATIONS


---------------------------------------------------------------- ------------------------------ ----------------------
                  TITLE OF PATENT APPLICATON                     APPLICATION SERIAL NO.              FILING DATE
---------------------------------------------------------------- ------------------------------ ----------------------
Apparatus For, And Method Of Sterilizing Products, Primarily              60/154,397                   9/17/99
Food Products
---------------------------------------------------------------- ------------------------------ ----------------------
Apparatus For, And Methods Of, Sterilizing Products, Primarily            09/456,061                   12/7/99
Food Products
---------------------------------------------------------------- ------------------------------ ----------------------
Article Irradiation System Having Intermediate Wall Of                    09/102,942                   6/23/98
Radiation Shielding Material Within Loop Of Conveyor System
That Transports The Articles
---------------------------------------------------------------- ------------------------------ ----------------------



                                     A-1-1

                              INVENTION DISCLOSURE


---------------------------------------------------------------- -----------------------------------------------------
                 TITLE OF INVENTION DISCLOSURE                                        INVENTORS
---------------------------------------------------------------- -----------------------------------------------------
System For, And Method Of, Irradiating Article With X-Ray Beam             John Thomas Allen; Gary K. Loda;
                                                                        George M. Sullivan; Colin B. Williams
---------------------------------------------------------------- -----------------------------------------------------




                                     A-1-2